Carbon Collective Short Duration Green Bond ETF Trading Symbol: CCSB Listed on The NASDAQ Stock Market, LLC Summary Prospectus April 3, 2024 www.carboncollectivefunds.com

Before you invest, you may want to review the Carbon Collective Short Duration Green Bond ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 2, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.carboncollectivefunds.com. You can also get this information at no cost by calling at (833) 794-0140 or by sending an e-mail request to ccsohelp@carboncollective.com.

Investment Objective

Carbon Collective Short Duration Green Bond ETF (the “Fund”) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses [2]	0.00%
Total Annual Fund Operating Expenses	0.50%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.
(2)	Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that primarily invests in a diversified portfolio of “green” or “sustainability” corporate bonds. The Fund’s portfolio will generally maintain an average duration of fewer than 5 years and will be comprised of bonds that collectively will have a weighted-average investment grade rating (BBB- or higher). The Fund’s portfolio is managed by Artesian Capital Management (Delaware) LP (“Artesian”) and Carbon Collective Investing, LLC (“Carbon Collective”), both serving as sub-advisers.

Under normal market conditions, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in “green” or “sustainability” bonds with an average duration of five years or less. The Fund’s green and sustainability bonds will either be self-labeled by the issuer of the securities (in line with International Capital Markets Association (“ICMA”) guidelines), or will be Climate Bond Standard (“CBS”) certified bonds.

The Fund may invest up to 20% of its net assets in bonds that are not classified as “green” or “sustainability” bonds. However, these bonds must be issued by companies that Carbon Collective Investing, LLC (“Carbon Collective”), one of the Fund’s sub-advisers, identifies as pure-play green companies. These are companies that are exclusively or predominantly focused on green, sustainable, or environmentally friendly products, services, or technologies. These companies are typically involved in activities that contribute positively to environmental goals, such as reducing carbon emissions, promoting renewable energy, conserving natural resources, or developing eco-friendly technologies.

Types of Bonds in the Fund’s Portfolio

The Fund will invest in both “unseasoned” and “seasoned” bonds selected by Artesian Capital Management (Delaware) LP (“Artesian”), one of the Fund’s sub-advisers.

●	“Seasoned” bonds are bonds that have released at least one Use of Proceeds (UOP) report. A UOP report details how the funds raised by the bond are being used, specifically in environmentally beneficial projects. Artesian chooses these bonds based on their financial performance and their ability, in the aggregate, to achieve a weighted average of avoided/reduced CO2e (or carbon yield) of >400MT per $1 million invested. For these bonds, Artesian depends either on the issuer’s own carbon yield reports or calculates the yield themselves from the project details. Carbon yield calculations are only done with seasoned bonds.

●	“Unseasoned” bonds are bonds that haven’t yet released their first annual UOP report, which usually happens 12 months after issuance. For these bonds, Artesian estimates the potential carbon abatement based on the list of eligible projects they will finance. Artesian selects unseasoned bonds that they expect to meet their carbon yield targets, relying either on the issuer’s projected carbon yield reports or calculating it themselves. Once these bonds release their sustainability reports, Artesian reassesses them to ensure they continue to meet the Fund’s environmental criteria.

Green and Sustainability Bond Standards

“Green” bonds are fixed income securities that are specifically used to fund projects that contribute to environmental sustainability. The funds raised from these bonds are dedicated to initiatives that support climate change mitigation or other environmental objectives.

There are two types of green bonds: those certified by the Climate Bonds Standard (CBS) and self-labeled green bonds. The latter category adheres to guidelines specified by the International Capital Market Association (ICMA) in their “Green Bond Principles.” For further details on the specific areas of environmental initiatives permitted by ICMA, refer to the “Additional Information About the Fund” section below. Green bonds can be repaid by the issuer from any number of sources that are not limited to the projects they finance. For example, an issuer can raise debt or equity or use cash on hand to repay its green bond. A green bond ranks equally to a non-green bond of the same issuer with the same seniority.

“Sustainability” bonds are also fixed-income securities, where the proceeds will be exclusively applied to finance or re-finance a combination of both green and social projects Sustainability bonds must have projects that both follow the IMCA’s “green bond” guidance as well as their “social bond” guidance. Like green bonds noted above, sustainability bonds are self-labeled by the issuer.

Issuers’ Commitments for Green and Sustainability Bonds

To label a bond as a “Green” or “Sustainability” bond, the issuer must agree to adhere to the IMCA’s core tenants for such bonds:

●	- Stated use of proceeds;
●	- Process for green or social project evaluation and selection;
●	- Process for management of proceeds; and
●	- Commitment to ongoing reporting of the environmental performance of the Use of Proceeds.

Financial Analyses:

Artesian prioritizes securities of issuers that have, in Artesian’s view, a strong business profile. Additionally, Artesian looks for securities that offer value, for example, those with temporarily low prices or new issues priced lower than similar bonds.

The Fund seeks to purchase bonds in the primary market to obtain a “new issue premium.” In this market, Artesian conducts a relative value analysis whereby it compares a new bond (the candidate bond) with other similar bonds already in the market. The goal of this comparison is to understand how the new bond is priced relative to existing bonds with similar characteristics, such as credit quality, maturity, and interest rate. The Fund’s portfolio managers will exercise discretion in selecting new issuances, focusing on those that, in their view, offer the best financial returns and CO2e reduction or avoidance. The Fund will mainly invest in bonds issued in U.S. dollars, but it may also invest in bonds issued in other currencies.

In secondary market trading, Artesian will look to replace or expand existing Fund holdings by assessing the relative value of these securities in the context of current market conditions.

The Fund will sell securities under certain conditions:

●	When a more attractive option is available that enhances the Fund’s overall yield, duration, creditworthiness, diversification, or CO2e reduction.
●	If there’s a negative shift in the business outlook.
●	When the market price of a bond reaches or exceeds its fair value, such as when it’s trading at prices better or similar to its similarly rated competitors.
●	If a company fails to meet sustainability metrics as defined in their sustainability report unless Artesian believes that the issuer has taken, or is in the process of taking, appropriate corrective action.

Exclusions:

The Fund’s investable universe excludes bonds issued by companies that derive 10% or more of their revenue from the following industries: production of fossil fuels, defense, weapons, and private prisons. A list of excluded companies will be researched and maintained by Carbon Collective See “Additional Information About the Fund’s Principal Investment Strategies” for more information about these exclusions.

Credit Quality:

The Fund’s portfolio holdings, collectively, will maintain a weighted-average credit exposure at an investment-grade level, with a minimum average credit quality equivalent to a BBB rating. This approach is aimed at balancing the pursuit of sustainability objectives with the necessity of managing credit risk. The Fund may choose not to immediately sell a bond if its credit rating falls below investment grade (i.e., to junk bond status), in order to potentially minimize losses.

The Fund may pursue higher yields by investing in non-investment grade bonds (junk bonds). However, this exposure is capped at 20% of the Fund’s total assets, measured at the time of investment, thereby limiting the risk associated with lower credit quality investments.

The Fund’s bonds will be issued in various currencies, specifically in United States Dollars (USD), Euros (EUR), Australian Dollars (AUD), Singapore Dollars (SGD), British Pounds (GBP), and Japanese Yen (JPY).

Duration:

The portfolio will maintain an average duration of fewer than 5 years, a strategy that aims to mitigate the risks associated with interest rate fluctuations and to seek to provide a moderate level of income stability.

See “Additional Information about the Fund” below for a description of financial terms used above.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

High Yield Securities (Junk Bonds) Risk. Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

Prepayment Risk and Extension Risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. If interests rate rise, then issuers may extend the duration of a fixed income security so that it is paid off more slowly than expected and the value of the security may decline.

“Green” Bond Investment Consideration Risk. The Fund’s emphasis on “green” and “sustainable” bonds may result in the exclusion of certain securities, potentially causing the Fund to miss market opportunities and at times, underperform compared to less environmentally selective funds. This concentration increases exposure to specific market segments involved in environmental solutions, leading to greater volatility in the Fund’s portfolio. Additionally, the evolving nature of societal and governmental responses to climate change, along with rapid technological advancements, may affect the performance and relevance of such bonds. The Fund also faces the risk of differing interpretations of what constitutes effective climate change solutions, which can impact investment decisions and outcomes. Additionally, the Fund’s exclusion criteria may result in the Fund not being able to invest in “green” or “sustainable” bonds of certain companies.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Data Risk. The composition of the Fund’s portfolio is dependent on information and data supplied by third parties (“Data”), such as sustainability reports. When Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Data been correct and complete.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

◦	Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Advisers’ success or failure to implement investment strategies for the Fund.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.carboncollectivefunds.com.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Advisers

Carbon Collective Investing, LLC (“Carbon Collective”) serves as an investment sub-adviser to the Fund.

Artesian Capital Management (Delaware) LP (“Artesian”) serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

James Regulinski, Co-Founder and Portfolio Manager for Carbon Collective, has been a portfolio manager of the Fund since its inception in 2024.

John McCartney, Co-Founder and Portfolio Manager for Artesian, has been a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.carboncollectivefunds.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the sub-advisers, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.